MREIC

Supplemental Information | A Public REIT Since 1968 | March 31, 2018

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MONMOUTH REAL ESTATE INVESTMENT CORPORATION

3499 Route 9 North, Suite 3-D, Freehold, NJ 07728

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations, core funds from operations, adjusted funds from operations, net operating income, EBITDAre and Adjusted EBITDA, which are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States. Please see page 19 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

Consolidated Balance Sheets

	As of	As of
	March 31, 2018	September 30, 2017
	(unaudited)
ASSETS
Real Estate Investments:
Land	$197,974,389	$187,224,819
Buildings and Improvements	1,342,261,913	1,244,691,715
Total Real Estate Investments	1,540,236,302	1,431,916,534
Accumulated Depreciation	(188,310,757)	(171,060,478)
Real Estate Investments	1,351,925,545	1,260,856,056

Real Estate Held for Sale	9,486,257	14,606,028
Cash and Cash Equivalents	12,470,188	10,226,046
Securities Available for Sale at Fair Value	144,630,426	123,764,770
Tenant and Other Receivables	1,743,865	1,753,054
Deferred Rent Receivable	8,772,807	8,049,275
Prepaid Expenses	9,339,758	5,434,874
Intangible Assets, net of Accumulated Amortization of $13,267,014 and $13,404,318, respectively	11,934,269	10,010,165
Capitalized Lease Costs, net of Accumulated Amortization of $3,331,272 and $3,393,187, respectively	4,271,380	4,180,907
Financing Costs, net of Accumulated Amortization of $807,345 and $619,555, respectively	687,919	875,709
Other Assets	4,629,158	3,280,871
TOTAL ASSETS	$1,559,891,572	$1,443,037,755

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$632,051,233	$591,364,371
Loans Payable	154,341,511	120,091,417
Accounts Payable and Accrued Expenses	2,497,405	4,450,753
Other Liabilities	20,643,642	14,265,518
Total Liabilities	809,533,791	730,172,059

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
6.125% Series C Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share: 12,400,000 Shares Authorized as of March 31, 2018 and September 30, 2017; 11,095,376 and 9,839,445 Shares Issued and Outstanding as of March 31, 2018 and September 30, 2017, respectively	277,384,400	245,986,125
Common Stock, $0.01 Par Value Per Share: 192,039,750 Shares Authorized as of March 31, 2018 and September 30, 2017; 78,846,177 and 75,630,521 Shares Issued and Outstanding as of March 31, 2018 and September 30, 2017, respectively	788,462	756,305
Excess Stock, $0.01 Par Value Per Share: 200,000,000 Shares Authorized as of March 31, 2018 and September 30, 2017; No Shares Issued or Outstanding as of March 31, 2018 and September 30, 2017	-0-	-0-
Additional Paid-In Capital	503,309,572	459,552,701
Accumulated Other Comprehensive Income (Loss)	(31,124,653)	6,570,565
Undistributed Income	-0-	-0-
Total Shareholders’ Equity	750,357,781	712,865,696
TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,559,891,572	$1,443,037,755

Second Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 3 of 23

Consolidated Statements of Income

(unaudited)

	For The		For The
	Three Months Ended		Six Months Ended
	3/31/2018	3/31/2017	3/31/2018	3/31/2017
INCOME:
Rental Revenue	$28,609,985	$23,610,830	$56,302,467	$46,891,686
Reimbursement Revenue	5,011,523	3,697,361	10,060,863	7,598,116
Lease Termination Income	-0-	-0-	210,261	-0-
TOTAL INCOME	33,621,508	27,308,191	66,573,591	54,489,802

EXPENSES:
Real Estate Taxes	3,779,648	2,851,862	7,642,311	5,758,843
Operating Expenses	1,476,295	1,288,265	2,912,536	2,582,733
General & Administrative Expenses	2,218,037	2,078,538	4,165,069	3,521,001
Acquisition Costs	-0-	-0-	-0-	178,526
Depreciation	8,858,062	7,139,077	17,342,046	14,131,572
Amortization of Capitalized Lease Costs and Intangible Assets	588,622	427,756	1,126,693	875,553
TOTAL EXPENSES	16,920,664	13,785,498	33,188,655	27,048,228

OTHER INCOME (EXPENSE):
Dividend and Interest Income	2,888,210	1,439,182	5,752,427	2,731,333
Gain on Sale of Securities Transactions	11,234	-0-	111,387	806,108
Interest Expense, including Amortization of Financing Costs	(7,955,285)	(6,537,264)	(15,361,232)	(12,700,483)
TOTAL OTHER INCOME (EXPENSE)	(5,055,841)	(5,098,082)	(9,497,418)	(9,163,042)

INCOME FROM CONTINUING OPERATIONS, BEFORE GAIN ON SALE OF REAL ESTATE INVESTMENTS	11,645,003	8,424,611	23,887,518	18,278,532

Gain on Sale of Real Estate Investments	-0-	-0-	5,387,886	-0-

NET INCOME	11,645,003	8,424,611	29,275,404	18,278,532

Less: Preferred Dividends	4,248,219	3,582,036	8,565,165	7,279,796

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$7,396,784	$4,842,575	$20,710,239	$10,998,736

Second Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 4 of 23

Net Income, FFO, Core FFO, AFFO, EBITDAre, Adjusted EBITDA and NOI Reconciliations

(unaudited)

	For The		For The
	Three Months Ended		Six Months Ended
FFO, Core FFO, AFFO	3/31/2018	3/31/2017	3/31/2018	3/31/2017
Net Income Attributable to Common Shareholders	$7,396,784	$4,842,575	$20,710,239	$10,998,736
Plus: Depreciation Expense (Excluding Corporate Office Capitalized Costs)	8,818,574	7,099,906	17,263,081	14,053,686
Plus: Amortization of Intangible Assets	397,116	240,973	740,862	508,820
Plus: Amortization of Capitalized Lease Costs	217,183	212,275	437,185	417,717
Less: (Gain) / Plus: Loss on Sale of Real Estate Investments	-0-	-0-	(5,387,886)	95,336
FFO Attributable to Common Shareholders	16,829,657	12,395,729	33,763,481	26,074,295
Plus: Acquisition Costs	-0-	-0-	-0-	178,526
Core FFO Attributable to Common Shareholders	16,829,657	12,395,729	33,763,481	26,252,821
Plus: Depreciation of Corporate Office Capitalized Costs	39,488	39,171	78,965	77,886
Plus: Stock Compensation Expense	111,406	166,190	242,169	266,345
Plus: Amortization of Financing Costs	302,556	384,984	596,450	665,897
Less: Gain on Sale of Securities Transactions	(11,234)	-0-	(111,387)	(806,108)
Less: Lease Termination Income	-0-	-0-	(210,261)	-0-
Less: Recurring Capital Expenditures	(64,474)	(188,390)	(283,720)	(376,802)
Less: Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(360,458)	(286,617)	(756,486)	(629,856)
AFFO Attributable to Common Shareholders	$16,846,941	$12,511,067	$33,319,211	$25,450,183

	Three Months Ended		Six Months Ended
EBITDAre, Adjusted EBITDA	3/31/2018	3/31/2017	3/31/2018	3/31/2017
Net Income Attributable to Common Shareholders	$7,396,784	$4,842,575	$20,710,239	$10,998,736
Plus: Preferred Dividends	4,248,219	3,582,036	8,565,165	7,279,796
Plus: Interest Expense, including Amortization of Financing Costs	7,955,285	6,537,264	15,361,232	12,700,483
Plus: Depreciation and Amortization	9,446,684	7,566,833	18,468,739	15,007,125
Less: (Gain) / Plus: Loss on Sale of Real Estate Investments	-0-	-0-	(5,387,886)	95,336
EBITDAre	29,046,972	22,528,708	57,717,489	46,081,476
Plus: Acquisition Costs	-0-	-0-	-0-	178,526
Plus: Net Amortization of Acquired Above and Below Market Lease Revenue	25,677	25,492	51,354	50,984
Less: Gain on Sale of Securities Transactions	(11,234)	-0-	(111,387)	(806,108)
Adjusted EBITDA	$29,061,415	$22,554,200	$57,657,456	$45,504,878

	Three Months Ended		Six Months Ended
Net Operating Income	3/31/2018	3/31/2017	3/31/2018	3/31/2017
Net Income Attributable to Common Shareholders	$7,396,784	$4,842,575	$20,710,239	$10,998,736
Plus: Preferred Dividends	4,248,219	3,582,036	8,565,165	7,279,796
Plus: General & Administrative Expenses	2,218,037	2,078,538	4,165,069	3,521,001
Plus: Acquisition Costs	-0-	-0-	-0-	178,526
Plus: Depreciation	8,858,062	7,139,077	17,342,046	14,131,572
Plus: Amortization of Capitalized Lease Costs and Intangible Assets	588,622	427,756	1,126,693	875,553
Plus: Interest Expense, including Amortization of Financing Costs	7,955,285	6,537,264	15,361,232	12,700,483
Less: Dividend and Interest Income	(2,888,210)	(1,439,182)	(5,752,427)	(2,731,333)
Less: Gain on Sale of Securities Transactions	(11,234)	-0-	(111,387)	(806,108)
Less: Gain on Sale of Real Estate Investments	-0-	-0-	(5,387,886)	-0-
Less: Lease Termination Income	-0-	-0-	(210,261)	-0-
Net Operating Income – NOI	$28,365,565	$23,168,064	$55,808,483	$46,148,226

	Three Months Ended		Six Months Ended
Components of Net Operating Income Consists of:	3/31/2018	3/31/2017	3/31/2018	3/31/2017
Revenues:
Rental Revenue	$28,609,985	$23,610,830	$56,302,467	$46,891,686
Reimbursement Revenue	5,011,523	3,697,361	10,060,863	7,598,116
Total Rental and Reimbursement Revenue	33,621,508	27,308,191	66,363,330	54,489,802

Expenses:
Real Estate Taxes	3,779,648	2,851,862	7,642,311	5,758,843
Operating Expenses	1,476,295	1,288,265	2,912,536	2,582,733
Total Real Estate Taxes and Operating Expenses	5,255,943	4,140,127	10,554,847	8,341,576
Net Operating Income – NOI	$28,365,565	$23,168,064	$55,808,483	$46,148,226

Second Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 5 of 23

Financial Highlights

(unaudited)

	For The		For The
	Three Months Ended		Six Months Ended
	3/31/2018	3/31/2017	3/31/2018	3/31/2017

Weighted Average Common Shares Outstanding
Basic	77,992,007	71,243,381	77,174,821	70,456,222
Diluted	78,155,938	71,406,875	77,362,197	70,607,766

Net Income Attributable to Common Shareholders	$7,396,784	$4,842,575	$20,710,239	$10,998,736

Basic	$0.10	$0.07	$0.27	$0.16
Diluted	0.10	0.07	0.27	0.16

Net Operating Income – NOI	$28,365,565	$23,168,064	$55,808,483	$46,148,226

Basic	$0.36	$0.33	$0.72	$0.65
Diluted	0.36	0.32	0.72	0.65

Funds From Operations – FFO	$16,829,657	$12,395,729	$33,763,481	$26,074,295

Basic	$0.22	$0.17	$0.44	$0.37
Diluted	0.22	0.17	0.44	0.37

Core Funds From Operations - Core FFO	$16,829,657	$12,395,729	$33,763,481	$26,252,821

Basic	$0.22	$0.17	$0.44	$0.37
Diluted	0.22	0.17	0.44	0.37

Core FFO Excluding Gain on Sale of Securities Transactions and Excluding Lease Termination Income	$16,818,423	$12,395,729	$33,441,883	$25,446,713

Basic	$0.22	$0.17	$0.43	$0.36
Diluted	0.22	0.17	0.43	$0.36

Adjusted Funds From Operations – AFFO	$16,846,941	$12,511,067	$33,319,211	$25,450,183

Basic	$0.22	$0.18	$0.43	$0.36
Diluted	0.22	0.18	0.43	$0.36

Dividends Declared per Common Share	$0.17	$0.16	$0.34	$0.32

Dividend/AFFO Payout Ratio	77.3%

Second Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 6 of 23

Same Property Statistics

(unaudited)

	For The
	Three Months Ended
	3/31/2018		3/31/2017	Change	Change %

Total Square Feet / Total Properties	19,928,001 / 109		16,553,910 / 100	3,374,091	20.4%

Occupancy Percentage at End of Period	99.2%		100.0%	(80) bps	(0.8)%

Same Property Square Feet / Number of Same Properties		15,901,307 / 96

Same Property Occupancy Percentage at End of Period	98.9%		100.0%	(110) bps	(1.1)%

Same Property Net Operating Income (NOI) (GAAP)	$22,335,043		$22,284,650	$50,393	0.2%

Reversal of Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(274,433)		(286,619)	12,186
Same Property Cash NOI (Cash)	$22,060,610		$21,998,031	$62,579	0.3%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during these periods.

The 0.2% increase, amounting to $50,393 in Same Property NOI, consists of $172,909 attributable to increased Same Property NOI from occupied properties offset by a 110 bps decline in Same Property Occupancy Percentage amounting to $122,516.

The 0.3% increase, amounting to $62,579 in Same Property Cash NOI, consists of $185,095 attributable to increased Same Property Cash NOI from occupied properties offset by a 110 bps decline in Same Property Occupancy Percentage amounting to $122,516.

Reconciliation of Same Property NOI to Total NOI

	For The
	Three Months Ended
	3/31/2018	3/31/2017	Change	Change %

Same Property NOI (GAAP)	$22,335,043	$22,284,650	$50,393	0.2%

NOI of properties purchased subsequent to December 31, 2016 (three properties for fiscal 2018 and eight properties for fiscal 2017)	5,266,454	-0-

NOI of properties expanded subsequent to December 31, 2016 (two properties for fiscal 2018 and 2017)	764,068	724,134

NOI of properties sold subsequent to December 31, 2016 (two properties sold during the first quarter of fiscal 2018)	-0-	159,280
Total NOI	$28,365,565	$23,168,064	$5,197,501	22.4%

Second Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 7 of 23

Same Property Statistics

(unaudited)

	For The
	Six Months Ended
	3/31/2018		3/31/2017	Change	Change %

Total Square Feet / Total Properties	19,928,001 / 109		16,553,910 / 100	3,374,091	20.4%

Occupancy Percentage at End of Period	99.2%		100.0%	(80) bps	(0.8)%

Same Property Square Feet / Number of Same Properties		15,562,723 / 95

Same Property Occupancy Percentage at End of Period	98.9%		100.0%	(110) bps	(1.1)%

Same Property Net Operating Income (NOI) (GAAP)	$43,418,000		$43,660,113	$(242,113)	(0.6)%

Reversal of Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(498,470)		(583,942)	85,472
Same Property Cash NOI (Cash)	$42,919,530		$43,076,171	$(156,641)	(0.4)%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during these periods.

The 0.6% decrease, amounting to $242,113 in Same Property NOI, consists of $38,673 attributable to increased Same Property NOI from occupied properties offset by a 110 bps decline in Same Property Occupancy Percentage amounting to $280,786.

The 0.4% decrease, amounting to $156,641 in Same Property Cash NOI, consists of $161,760 attributable to increased Same Property Cash NOI from occupied properties offset by a 110 bps decline in Same Property Occupancy Percentage amounting to $318,401.

Reconciliation of Same Property NOI to Total NOI

	For The
	Six Months Ended
	3/31/2018	3/31/2017	Change	Change %

Same Property NOI (GAAP)	$43,418,000	$43,660,113	$(242,113)	(0.6)%

NOI of properties purchased subsequent to September 30, 2016 (three properties for fiscal 2018 and ten properties for fiscal 2017)	11,333,712	1,523,467

NOI of properties expanded subsequent to September 30, 2016 (one property for fiscal 2018 and 2017)	841,918	759,254

NOI of properties sold subsequent to September 30, 2016 (two properties sold during fiscal 2018 and one during fiscal 2017)	214,853	205,392
Total NOI	$55,808,483	$46,148,226	$9,660,257	20.9%

Second Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 8 of 23

Consolidated Statements of Cash Flows

(unaudited)

	For The
	Six Months Ended
	3/31/18	3/31/17
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$29,275,404	$18,278,532
Noncash Items Included in Net Income:
Depreciation & Amortization	19,065,189	15,673,022
Deferred Straight Line Rent	(756,486)	(629,856)
Stock Compensation Expense	242,170	266,345
Gain on Sale of Securities Transactions	(111,387)	(806,108)
(Gain) / Loss on Sale of Real Estate Investments	(5,387,886)	95,336
Changes in:
Tenant & Other Receivables	850,945	1,082,191
Prepaid Expenses	(3,904,884)	(3,135,027)
Other Assets & Capitalized Lease Costs	20,263	(839,704)
Accounts Payable, Accrued Expenses & Other Liabilities	3,545,246	861,044
NET CASH PROVIDED BY OPERATING ACTIVITIES	42,838,574	30,845,775

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate & Intangible Assets	(110,045,832)	(56,101,538)
Capital Improvements	(2,310,665)	(1,013,209)
Proceeds from Sale of Real Estate Investments	10,499,704	4,125,819
Return of Deposits on Real Estate	450,000	1,000,000
Deposits Paid on Acquisitions of Real Estate	(1,200,000)	(1,575,000)
Proceeds from Sale of Securities Available for Sale	2,619,433	3,739,239
Purchase of Securities Available for Sale	(61,068,920)	(29,305,625)
NET CASH USED IN INVESTING ACTIVITIES	(161,056,280)	(79,130,314)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Draws (Repayments) on Loans Payable	34,250,094	(54,790,684)
Proceeds from Fixed Rate Mortgage Notes Payable	67,100,000	38,000,000
Principal Payments on Fixed Rate Mortgage Notes Payable	(26,225,677)	(37,700,474)
Financing Costs Paid on Debt	(596,121)	(660,702)
Proceeds from the Exercise of Stock Options	569,600	-0-
Redemption of 7.625% Series A Preferred Stock	-0-	(53,493,750)
Proceeds from Underwritten Public Offering of Preferred Stock, net of offering costs	-0-	71,017,493
Proceeds from At-The-Market Preferred Equity Program, net of offering costs	30,941,972	-0-
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	42,996,991	37,812,970
Preferred Dividends Paid	(8,301,342)	(6,621,359)
Common Dividends Paid, net of Reinvestments	(20,273,669)	(18,076,564)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	120,461,848	(24,513,070)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,244,142	(72,797,609)
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	10,226,046	95,749,508
CASH AND CASH EQUIVALENTS - END OF PERIOD	$12,470,188	$22,951,899

Second Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 9 of 23

Capital Structure and Leverage Ratios

(unaudited)

	As of	As of	As of
	3/31/2018	3/31/2017	9/30/2017

Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$632,051,233	$477,598,305	$591,364,371
Loans Payable	154,341,511	26,000,000	120,091,417
Total Debt	786,392,744	503,598,305	711,455,788

7.875% Series B Cumulative Redeemable Preferred Stock	-0-	57,500,000	-0-
6.125% Series C Cumulative Redeemable Preferred Stock	277,384,400	210,000,000	245,986,125
Total Preferred Stock	277,384,400	267,500,000	245,986,125

Common Stock, Paid-In-Capital & Other	472,973,381	431,805,101	466,879,571
Total Shareholders’ Equity	750,357,781	699,305,101	712,865,696

Total Book Capitalization	1,536,750,525	1,202,903,406	1,424,321,484

Accumulated Depreciation	191,051,270	161,947,883	177,372,518
Total Undepreciated Book Capitalization	$1,727,801,795	$1,364,851,289	$1,601,694,002

Shares Outstanding	78,846,177	72,107,640	75,630,521
Market Price Per Share	$15.04	$14.27	$16.19

Equity Market Capitalization	$1,185,846,502	$1,028,976,023	$1,224,458,135
Total Debt	786,392,744	503,598,305	711,455,788
Total Preferred Stock	277,384,400	267,500,000	245,986,125
Total Market Capitalization	$2,249,623,646	$1,800,074,328	$2,181,900,048

Total Debt	$786,392,744	$503,598,305	$711,455,788
less: Cash and Cash Equivalents	12,470,188	22,951,899	10,226,046
Net Debt	$773,922,556	$480,646,406	$701,229,742
less: Securities Available for Sale at Fair Value (Securities)	144,630,426	99,405,410	123,764,770
Net Debt Less Securities	$629,292,130	$381,240,996	$577,464,972

Net Debt / Total Undepreciated Book Capitalization	44.8%	35.2%	43.8%
Net Debt / Total Market Capitalization	34.4%	26.7%	32.1%
Net Debt Plus Preferred Stock / Total Market Capitalization	46.7%	41.6%	43.4%
Net Debt Less Securities / Total Undepreciated Book Capitalization	36.4%	27.9%	36.1%
Net Debt Less Securities / Total Market Capitalization	28.0%	21.2%	26.5%
Net Debt Less Securities Plus Preferred Stock / Total Market Capitalization	40.3%	36.0%	37.7%

Weighted Average Interest Rate on Fixed Rate Debt	4.11%	4.37%	4.18%
Weighted Average Term on Fixed Rate Debt	11.5 yrs.	10.7 yrs.	11.6 yrs
Weighted Average Lease Term	7.8 yrs.	7.4 yrs.	7.9 yrs

Second Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 10 of 23

Capital Structure and Leverage Ratios continued

(unaudited)

					Fiscal Year
	Three Months Ended		Six Months Ended		Ended
	3/31/2018	3/31/2017	3/31/2018	3/31/2017	9/30/2017
Net Income	$11,645,003	$8,424,611	$29,275,404	$18,278,532	$40,271,085
plus: Interest Expense, including Amortization of Financing Costs	7,955,285	6,537,264	15,361,232	12,700,483	25,754,121
plus: Depreciation & Amortization	9,446,684	7,566,833	18,468,739	15,007,125	31,459,749
less: (Gain) / plus: Loss on Sale of Real Estate Investments	-0-	-0-	(5,387,886)	95,336	95,336
EBITDAre	29,046,972	22,528,708	57,717,489	46,081,476	97,580,291
plus: Acquisition Costs	-0-	-0-	-0-	178,526	178,526
plus: Net Amortization of Acquired Above and Below Market Lease Revenue	25,677	25,492	51,354	50,984	101,968
less: Gain on Sale of Securities Transactions	(11,234)	-0-	(111,387)	(806,108)	(2,311,714)
Adjusted EBITDA	$29,061,415	$22,554,200	$57,657,456	$45,504,878	$95,549,071

Interest Expense, including Amortization of Financing Costs	$7,955,285	$6,537,264	$15,361,232	$12,700,483	$25,754,121
Preferred Dividends	4,248,219	3,582,036	8,565,165	7,279,796	14,861,686
Total Fixed Charges	$12,203,504	$10,119,300	$23,926,397	$19,980,279	$40,615,807

Interest Coverage	3.7 x	3.5 x	3.8 x	3.6 x	3.7 x
Fixed Charge Coverage	2.4 x	2.2 x	2.4 x	2.3 x	2.4 x

Net Debt	$773,922,556	$480,646,406	$773,922,556	$480,646,406	$701,229,742
Net Debt Less Securities	629,292,130	381,240,996	629,292,130	381,240,996	577,464,972
Total Preferred Stock	277,384,400	267,500,000	277,384,400	267,500,000	245,986,125
Annualized Adjusted EBITDA	116,245,660	90,216,800	115,314,912	91,009,756	95,549,071

Net Debt / Adjusted EBITDA	6.7 x	5.3 x	6.7 x	5.3 x	7.3 x
Net Debt Less Securities / Adjusted EBITDA	5.4 x	4.2 x	5.5 x	4.2 x	6.0 x
Net Debt + Preferred Stock / Adjusted EBITDA	9.0 x	8.3 x	9.1 x	8.2 x	9.9 x
Net Debt Less Securities + Preferred Stock / Adjusted EBITDA	7.8 x	7.2 x	7.9 x	7.1 x	8.6 x

Second Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 11 of 23

**Debt Maturity**

*(unaudited)*

Total Debt ($000's)
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
-
8.5%
7.4%
19.3%
5.6%
8.3%
50.9%
2018
2019
2020
2021
2022
Thereafter
Mortgages
Loans Payable

			Loans			% of
Fiscal Year Ended		Mortgages	Payable		Total	Total

2018		$23,077,134	$44,341,511	(B)	$67,418,645	8.5%
2019		59,035,637	-0-		59,035,637	7.4%
2020		43,285,121	110,000,000	(C)	153,285,121	19.3%
2021		44,295,790	-0-		44,295,790	5.6%
2022		65,782,393	-0-		65,782,393	8.3%
Thereafter		404,360,815	-0-		404,360,815	50.9%

Total as of 3/31/2018	(A)	$639,836,890	$154,341,511		$794,178,401	100.0%

Weighted Average Interest Rate		4.11%	3.13%		3.92%
Weighted Average Term		11.5 yrs.	1.8 yrs.		9.6 yrs.

(A)	Mortgages does not include unamortized debt issuance costs of $7,785,657.

(B)	Represents margin debt which is due upon demand and bears and interest rate of 2.00%.

(C)	Represents the amount drawn down on a line of credit that has a one year extension option, which is not reflected above.

Second Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 12 of 23

Property Table by Tenant

(unaudited)

		Property	Square	Occupied Square	% of Occupied	Annual	% of Total	Rent Per sf	Undepreciated		Mortgage
Tenant		Count	Footage	Footage	sf	Rent	Ann. Rent	Occup.	Cost		Balance

FedEx Ground Package System, Inc.		43	7,967,706	7,967,706	40.0%	$59,396,000	50.9%	$7.45	$811,701,200		$358,280,093
FedEx Corporation		16	1,544,996	1,544,996	7.8%	8,000,000	6.9%	5.18	108,575,992		23,477,029
Total FedEx		59	9,512,702	9,512,702	47.8%	67,396,000	57.8%	7.08	920,277,192		381,757,122

Milwaukee Electric Tool Corporation		1	861,889	861,889	4.3%	3,032,000	2.6%	3.52	36,914,917		22,600,414
Shaw Industries, Inc.		1	831,764	831,764	4.2%	3,551,000	3.0%	4.27	56,025,945		33,146,461
ULTA, Inc.		1	671,354	671,354	3.4%	2,702,000	2.3%	4.02	37,512,071		20,828,554
Jim Beam Brands Company		1	599,840	599,840	3.0%	2,051,000	1.8%	3.42	28,000,000		17,105,559
International Paper Company		2	578,472	578,472	2.9%	2,592,000	2.2%	4.48	36,175,718		21,326,799
TreeHouse Private Brands, Inc.		1	558,600	558,600	2.8%	2,206,000	1.9%	3.95	26,807,852		15,663,877
CBOCS Distribution, Inc. (Cracker Barrel)		1	381,240	381,240	1.9%	1,447,000	1.2%	3.80	14,215,126		7,334,231
Best Buy Warehousing Logistics, Inc.		1	368,060	368,060	1.8%	1,676,000	1.4%	4.55	19,600,000		9,598,178
Coca-Cola		2	323,358	323,358	1.6%	1,693,000	1.4%	5.24	20,504,069		5,118,586
Autoneum North America, Inc.		1	315,560	315,560	1.6%	1,703,000	1.5%	5.40	21,040,395		14,853,051
Science Applications International Corporation		1	302,400	302,400	1.5%	1,491,000	1.3%	4.93	13,390,441		-0-
Amazon.com Services, Inc.		1	300,000	300,000	1.5%	1,884,000	1.6%	6.28	29,878,942		19,406,304
United Technologies Corporation		3	283,150	283,150	1.4%	2,264,000	1.9%	8.00	27,687,512		6,851,064
Bunzl USA Holdings, Inc.		2	268,778	268,778	1.3%	1,474,000	1.3%	5.48	18,379,665		12,454,764
Woodstream Corporation	(A)	1	256,000	256,000	1.3%	914,000	0.8%	3.57	8,912,151		-0-
NF&M International, Inc.	(B)	1	174,802	174,802	0.9%	835,000	0.7%	4.78	5,399,580		-0-
Anda Pharmaceuticals, Inc.		1	234,660	234,660	1.2%	1,205,000	1.0%	5.14	14,550,000		7,871,470
UGN, Inc.		1	232,200	232,200	1.2%	1,070,000	0.9%	4.61	13,017,525		7,369,500
Mickey Thompson Performance Tires and Wheels (Cooper Tire)		1	219,765	219,765	1.1%	1,501,000	1.3%	6.83	18,934,065		12,443,758
Rinnai America Corporation		1	218,120	218,120	1.1%	831,000	0.7%	3.81	14,885,306		-0-
Anheuser-Busch, Inc.		1	184,800	184,800	0.9%	821,000	0.7%	4.44	12,697,848		-0-
Carlisle Tire & Wheel Company		1	179,280	179,280	0.9%	739,000	0.6%	4.12	7,232,986		-0-
Home Depot USA, Inc.		1	171,200	171,200	0.9%	997,000	0.9%	5.82	11,298,367		-0-
Victory Packaging, L.P.		1	148,000	148,000	0.7%	502,000	0.4%	3.39	5,451,629		-0-
Challenger Lifts, Inc. (Snap-On Inc.)		1	137,500	137,500	0.7%	838,000	0.7%	6.09	11,304,000		6,721,455
Altec Industries, Inc.	(A)	1	126,880	126,880	0.6%	371,000	0.3%	2.92	4,417,086		-0-
General Electric Company		1	125,860	125,860	0.6%	1,321,000	1.1%	10.50	19,950,000		11,585,192
The American Bottling Company (Dr Pepper Snapple)		2	110,080	110,080	0.6%	743,000	0.6%	6.75	10,498,031		1,749,659
Style Crest, Inc.		1	106,507	106,507	0.5%	387,000	0.3%	3.63	7,238,613		-0-
Pittsburgh Glass Works, LLC		1	102,135	102,135	0.5%	427,000	0.4%	4.18	4,245,913		-0-
Holland 1916 Inc.		1	95,898	95,898	0.5%	349,000	0.3%	3.64	7,397,881		-0-
National Oilwell Varco, Inc.		1	91,295	91,295	0.5%	754,000	0.6%	8.26	8,163,278		2,388,059
Joseph T. Ryerson and Son, Inc.		1	89,052	89,052	0.4%	506,000	0.4%	5.68	6,977,442		-0-
CHEP USA, Inc.		1	83,000	83,000	0.4%	500,000	0.4%	6.02	7,405,447		-0-
Sherwin-Williams Company		2	78,887	78,887	0.4%	643,000	0.6%	8.15	7,244,128		-0-
RGH Enterprises, Inc. (Cardinal Health)		1	75,000	75,000	0.4%	607,000	0.5%	8.09	5,525,600		-0-
Tampa Bay Grand Prix		1	68,385	68,385	0.3%	297,000	0.3%	4.34	5,677,982		-0-
Various Tenants at Retail Shopping Center		1	64,220	64,220	0.3%	807,000	0.7%	12.57	3,072,882		-0-
SOFIVE, Inc.		1	60,400	60,400	0.3%	558,000	0.5%	9.24	4,910,208		1,662,833
Kellogg Sales Company		1	54,812	54,812	0.3%	329,000	0.3%	6.00	3,494,108		-0-
Siemens Real Estate		1	51,130	51,130	0.3%	485,000	0.4%	9.49	4,452,425		-0-
Foundation Building Materials, LLC		1	36,270	36,270	0.2%	172,000	0.2%	4.74	2,284,460		-0-
Graybar Electric Company		1	26,340	26,340	0.2%	109,000	0.2%	4.14	1,883,306		-0-
Tenant Total as of 3/31/18		108	19,759,645	19,759,645	99.2%	$116,780,000	100.0%	$5.91	$1,544,932,092	(C)	$639,836,890

Vacant	(B)(D)	2	168,356	-0-	0.0%	-0-	0.0%	-0-	7,519,914		-0-
Total as of 3/31/18		109	19,928,001	19,759,645	99.2%	$116,780,000	100.0%	$5.91	$1,552,452,006		$639,836,890

Acquisitions Subsequent to 3/31/18
B. Braun Medical Inc.		1	399,440	399,440	2.0%	2,128,000	1.8%	5.33
Pro Forma Total with Acquisitions Subsequent to 3/31/18		110	20,327,441	20,159,085	99.2%	$118,908,000	100.0%	$5.90

(A)	Woodstream Corporation and Altec Industries, Inc. are located at one property and therefore are counted as one property in the Property Count total.

(B)	NF&M International is located in a 255,658 square foot Industrial Park in Monaca (Pittsburgh), PA, of which 80,856 square feet is vacant. This Industrial Park is counted as one property in the Property Count Total. Other than the two properties indicated in footnotes (A) and (B) and the one retail property, all other properties are single-tenant.

(C)	Does not include unamortized debt issuance costs of $7,785,657.

(D)	Vacant includes an 87,500 square foot building located in Ft. Myers, FL that is under contract to sell.

Second Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 13 of 23

Property Table by State

(unaudited)

	Property	Square	Occupied Square	% of Total	Annual	% of Total	Rent Per	Undepreciated		Mortgage
State	Count	Footage	Footage	sf	Rent	Ann. Rent	sf Occup.	Cost		Balance
Florida	13	1,899,643	1,812,143	9.5%	$13,566,000	11.6%	$7.49	$201,293,289		$88,327,015
Texas	10	1,781,967	1,781,967	8.9%	14,160,000	12.1%	7.95	182,228,913		80,908,879
Ohio	9	1,550,706	1,550,706	7.8%	8,901,000	7.6%	5.74	109,724,622		42,863,785
Kentucky	3	1,295,940	1,295,940	6.7%	5,095,000	4.4%	3.93	66,111,852		39,490,890
Mississippi	4	1,158,889	1,158,889	5.8%	4,466,000	3.8%	3.85	55,248,915		30,471,883
Georgia	4	1,139,426	1,139,426	5.7%	5,004,000	4.3%	4.39	78,252,331		33,598,628
South Carolina	5	1,008,358	1,008,358	5.1%	6,599,000	5.6%	6.54	78,946,002		30,545,425
Indiana	2	999,176	999,176	5.0%	4,417,000	3.8%	4.42	63,016,153		31,742,798
Illinois	9	958,045	958,045	4.8%	6,117,000	5.2%	6.38	82,238,327		8,857,638
North Carolina	4	939,706	939,706	4.7%	5,663,000	4.8%	6.03	85,778,185		43,906,470
Tennessee	3	891,777	891,777	4.5%	3,093,000	2.6%	3.47	33,846,631		12,810,864
Michigan	4	833,054	833,054	4.2%	5,574,000	4.8%	6.69	72,976,507		26,611,327
Kansas	4	813,043	813,043	4.1%	4,619,000	4.0%	5.68	60,943,937		31,093,963
Missouri	4	739,330	739,330	3.7%	2,813,000	2.4%	3.80	34,624,260		6,716,065
Oklahoma	4	614,941	614,941	3.1%	3,916,000	3.4%	6.37	54,939,875		30,565,275
New York	3	518,565	518,565	2.6%	3,886,000	3.3%	7.49	51,336,423		21,936,853
Pennsylvania	3	504,040	423,184	2.5%	2,807,000	2.5%	6.63	36,855,847		15,035,197
Virginia	5	407,265	407,265	2.0%	2,449,000	2.1%	6.01	34,515,756		4,633,482
Colorado	3	363,597	363,597	1.8%	3,040,000	2.6%	8.36	42,058,524		18,624,649
Arizona	1	283,358	283,358	1.4%	1,361,000	1.2%	4.80	16,824,226		4,126,383
Wisconsin	2	238,666	238,666	1.2%	1,295,000	1.1%	5.43	15,952,361		2,800,096
Washington	1	210,445	210,445	1.1%	1,962,000	1.7%	9.32	30,228,547		18,303,162
Louisiana	1	175,315	175,315	0.9%	1,262,000	1.1%	7.20	18,410,000		11,477,932
Maryland	1	148,881	148,881	0.7%	1,426,000	1.2%	9.58	14,512,355		-0-
New Jersey	2	124,620	124,620	0.6%	1,365,000	1.2%	10.95	7,983,090		1,662,833
Nebraska	1	89,115	89,115	0.4%	446,000	0.4%	5.00	5,944,691		-0-
Alabama	1	88,653	88,653	0.4%	605,000	0.5%	6.82	6,661,819		481,485
Minnesota	1	60,398	60,398	0.3%	372,000	0.3%	6.16	5,220,000		2,243,913
Connecticut	1	54,812	54,812	0.3%	329,000	0.3%	6.00	3,494,108		-0-
Iowa	1	36,270	36,270	0.2%	172,000	0.1%	4.74	2,284,460		-0-
Total as of 3/31/18	109	19,928,001	19,759,645	100.0%	$116,780,000	100.0%	$5.91	$1,552,452,006	(A)	$639,836,890

Acquisitions Subsequent to 3/31/18
Florida	1	399,440	399,440	2.0%	2,128,000	1.8%	5.33
Pro Forma Total with Acquisitions Subsequent to 3/31/18	110	20,327,441	20,159,085	100.0%	$118,908,000	100.0%	$5.90

(A)	Does not include unamortized debt issuance costs of $7,785,657.

Second Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 14 of 23

Lease Expirations

(unaudited)

		Property	Square	% of Total	Annual	% of Total	Rent Per sf	Lease Exp.	Undepreciated		Mortgage
Fiscal Year		Count	Footage	sf	Rent	Ann. Rent	Occup.	Term in Years	Cost		Balance

2018		5	471,520	2.4%	$3,469,000	3.0%	$7.36	0.4	$39,236,627		$1,477,655
2019		10	1,462,625	7.3%	7,820,000	6.7%	5.35	1.1	89,285,355		12,949,313
2020		4	383,449	1.9%	2,129,000	1.8%	5.55	2.2	27,447,899		-0-
2021	(A)	9	1,104,588	5.5%	5,025,000	4.3%	4.55	3.2	64,639,520		8,160,434
2022		7	1,138,320	5.7%	6,419,000	5.5%	5.64	4.0	75,991,657		26,464,575
2023	(A)	13	1,668,804	8.4%	9,481,000	8.1%	5.68	5.2	116,772,651		24,380,070
2024		11	1,526,126	7.7%	9,804,000	8.4%	6.42	6.2	115,324,385		29,927,927
2025	(A)	9	2,404,478	12.1%	12,271,000	10.5%	5.10	7.1	162,315,550		77,503,148
2026		6	912,361	4.6%	7,317,000	6.3%	8.02	8.1	98,151,060		41,468,496
2027		11	2,304,616	11.6%	12,629,000	10.8%	5.48	9.4	178,017,929		75,134,944
2028		7	1,764,386	8.9%	8,227,000	7.0%	4.66	10.0	112,786,052		56,891,832
2029		2	262,613	1.3%	1,517,000	1.3%	5.78	11.3	21,954,950		8,857,638
2030		4	1,044,832	5.2%	7,403,000	6.3%	7.09	12.0	109,278,995		63,926,233
2031		3	963,269	4.8%	7,122,000	6.1%	7.39	13.1	104,367,000		66,872,054
2032		6	1,724,838	8.7%	13,134,000	11.2%	7.61	14.1	201,979,345		130,158,694
2034		1	558,600	2.8%	2,206,000	1.9%	3.95	15.6	26,807,852		15,663,877
Various tenants at retail shopping center		1	64,220	0.3%	807,000	0.8%	12.57	-0-	3,072,882		-0-
Vacant	(A)(B)	2	168,356	0.8%	-0-	-0-	-0-	-0-	5,022,297		-0-
Total as of 3/31/18		109	19,928,001	100.0%	$116,780,000	100.0%	$5.91	7.8	$1,552,452,006	(C)	$639,836,890

Acquisitions Subsequent to 3/31/18
2028		1	399,440	2.0%	2,128,000	1.8%	5.33	10.0
Pro Forma Total with Acquisitions Subsequent to 3/31/18		110	20,327,441	100.0%	$118,908,000	100.0%	$5.90	7.8

(A)	Included in 2021 is Woodstream Corporation and included in 2023 is Altec Industries which both occupy one property. Included in 2025 is NF&M International, which occupies 174,800 square feet of a 255,658 square foot Industrial Park. The remaining 80,856 square feet is included in Vacant. Each of these proeprites are are counted as one property in the Property Count Total. Other than these properties and the one retail property, all other properties are single-tenant.

(B)	Vacant includes an 87,500 square foot building located in Ft. Myers, FL that is under contract to sell.

(C)	Does not include unamortized debt issuance costs of $7,785,657.

Second Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 15 of 23

Recent Acquisitions During Fiscal 2018

(unaudited)

				Fiscal Year	Square	Annual	Rent Per	Lease	Purchase	Initial Mortgage
No	Tenant	City (MSA)	State	Acquisition	Footage	Rent	sf Occup.	Expiration	Price	Balance
1	FedEx Corporation	Charleston	SC	2018	121,683	$1,315,000	10.81	8/31/2032	$21,872,170	$14,200,000
2	Amazon.com Services, Inc.	Oklahoma City	OK	2018	300,000	1,884,000	6.28	10/31/2027	30,250,000	19,600,000
3	Shaw Industries, Inc.	Savannah	GA	2018	831,764	3,551,000	4.27	9/30/2027	57,483,636	33,300,000
	Total as of 3/31/18				1,253,447	$6,750,000	$5.39		$109,605,806	$67,100,000

Acquisitions Subsequent to 3/31/18

1	B. Braun Medical Inc.	Daytona Beach	FL	2018	399,440	2,128,000	5.33	4/1/2028	30,750,540	19,500,000
	Total Fiscal 2018				1,652,887	$8,878,000	$5.37		$140,356,346	$86,600,000

Second Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 16 of 23

Property Table

(unaudited)

								Rent	Lease Exp.
				Fiscal Year		Square	Annual	Per sf	Term in	Undepreciated	Mortgage
No	Tenant	City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
1	Milwaukee Electric Tool Corporation	Olive Branch (Memphis, TN)	MS	2013	100.0%	861,889	$3,032,000	$3.52	10.3	$36,914,917	$22,600,414
2	Shaw Industries, Inc.	Savannah	GA	2018	100.0%	831,764	3,551,000	4.27	9.5	56,025,945	33,146,461
3	ULTA, Inc.	Greenwood (Indianapolis)	IN	2015	100.0%	671,354	2,702,000	4.02	7.3	37,512,071	20,828,554
4	Jim Beam Brands Company	Frankfort (Lexington)	KY	2015	100.0%	599,840	2,051,000	3.42	6.8	28,000,000	17,105,559
5	TreeHouse Private Brands, Inc.	Buckner (Louisville)	KY	2014	100.0%	558,600	2,206,000	3.95	15.6	26,807,852	15,663,877
6	FedEx Corporation	Memphis	TN	2010	100.0%	449,900	1,327,000	2.95	1.2	14,614,986	5,476,633
7	Woodstream Corporation	St. Joseph	MO	2001	100.0%	256,000	914,000	3.57	3.5	8,912,151	-0-
	Altec Industries, Inc.	St. Joseph	MO	2001	100.0%	126,880	371,000	2.92	4.9	4,417,086	-0-
8	CBOCS Distribution, Inc. (Cracker Barrel)	Lebanon (Nashville)	TN	2011	100.0%	381,240	1,447,000	3.80	6.3	14,215,126	7,334,231
9	Best Buy Warehousing Logistics, Inc.	Streetsboro (Cleveland)	OH	2012	100.0%	368,060	1,676,000	4.55	3.8	19,600,000	9,598,178
10	FedEx Ground Package System, Inc.	Concord (Charlotte)	NC	2017	100.0%	354,482	2,537,000	7.16	14.2	40,043,145	25,529,941
11	FedEx Ground Package System, Inc.	Mesquite (Dallas)	TX	2017	100.0%	351,874	3,195,000	9.08	14.0	49,880,493	31,783,406
12	FedEx Ground Package System, Inc.	Walker (Grand Rapids)	MI	2017	100.0%	343,483	2,102,000	6.12	13.8	31,654,987	20,004,458
13	FedEx Ground Package System, Inc.	Hamburg (Buffalo)	NY	2017	100.0%	338,584	2,313,000	6.83	13.0	34,850,000	21,936,853
14	FedEx Ground Package System, Inc.	Concord (Charlotte)	NC	2016	100.0%	330,717	2,237,000	6.76	7.3	33,044,797	18,376,530
15	FedEx Ground Package System, Inc.	Indianapolis	IN	2014	100.0%	327,822	1,715,000	5.23	9.6	25,504,083	10,914,244
16	Autoneum North America, Inc.	Aiken (Augusta, GA)	SC	2017	100.0%	315,560	1,703,000	5.40	14.1	21,040,395	14,853,051
17	FedEx Ground Package System, Inc.	Olathe (Kansas City)	KS	2016	100.0%	313,763	2,200,000	7.01	13.2	31,737,000	20,538,248
18	FedEx Ground Package System, Inc.	Davenport (Orlando)	FL	2016	100.0%	310,922	2,609,000	8.39	13.1	37,780,000	24,396,953
19	FedEx Ground Package System, Inc.	Ft. Worth (Dallas)	TX	2015	100.0%	304,608	2,373,000	7.79	12.1	35,300,832	21,441,119
20	Science Applications International Corporation	Hanahan (Charleston)	SC	2005	100.0%	302,400	1,491,000	4.93	1.1	13,390,441	-0-
21	Amazon.com Services, Inc.	Oklahoma City	OK	2018	100.0%	300,000	1,884,000	6.28	9.6	29,878,942	19,406,304
22	International Paper Company	Kenton	OH	2017	100.0%	298,472	1,244,000	4.17	9.4	17,881,607	11,763,287
23	FedEx Ground Package System, Inc.	Jacksonville	FL	2015	100.0%	297,579	1,998,000	6.71	11.8	30,732,090	16,812,452
24	Western Container Corp. (Coca-Cola)	Tolleson (Phoenix)	AZ	2003	100.0%	283,358	1,361,000	4.80	9.1	16,824,226	4,126,383
25	International Paper Company	Edwardsville (Kansas City)	KS	2014	100.0%	280,000	1,348,000	4.81	5.4	18,294,108	9,563,513
26	NF&M International, Inc.	Monaca (Pittsburgh)	PA	1988	68.4%	255,658	835,000	4.78	6.8	7,897,197	-0-
27	FedEx Ground Package System, Inc.	Orion	MI	2007	100.0%	245,633	1,908,000	7.77	5.3	22,885,635	-0-
28	FedEx Ground Package System, Inc.	Homestead (Miami)	FL	2017	100.0%	237,756	2,282,000	9.60	14.0	37,873,120	23,958,312
29	Anda Pharmaceuticals, Inc.	Olive Branch (Memphis, TN)	MS	2012	100.0%	234,660	1,205,000	5.14	4.3	14,550,000	7,871,470
30	UGN, Inc.	Monroe (Cincinnati)	OH	2015	100.0%	232,200	1,070,000	4.61	11.9	13,017,528	7,369,500
31	FedEx Ground Package System, Inc.	Colorado Springs	CO	2016	100.0%	225,362	1,832,000	8.13	7.8	28,500,000	17,146,993
32	Mickey Thompson Performance Tires and Wheels (Cooper Tire)	Stow	OH	2017	100.0%	219,765	1,501,000	6.83	9.4	18,934,065	12,443,758
33	Rinnai America Corporation	Griffin (Atlanta)	GA	2006	100.0%	218,120	831,000	3.81	2.8	14,885,306	-0-
34	FedEx Ground Package System, Inc.	Ft. Myers	FL	2017	100.0%	213,672	1,418,000	6.64	9.4	21,663,635	13,655,055
35	FedEx Ground Package System, Inc.	Burlington (Seattle/Everett)	WA	2016	100.0%	210,445	1,962,000	9.32	12.4	30,228,547	18,303,162
36	FedEx Ground Package System, Inc.	Sauget (St. Louis, MO)	IL	2015	100.0%	198,773	1,036,000	5.21	11.2	15,204,950	8,857,638
37	Anheuser-Busch, Inc.	Granite City (St. Louis, MO)	IL	2001	100.0%	184,800	821,000	4.44	3.7	12,697,848	-0-
38	Carrier Corporation (United Technologies)	Carrollton (Dallas)	TX	2010	100.0%	184,317	1,576,000	8.55	0.8	17,819,203	6,851,064
39	FedEx Ground Package System, Inc.	Spring (Houston)	TX	2014	100.0%	181,176	1,581,000	8.73	6.5	19,294,396	8,234,439
40	Carlisle Tire & Wheel Company	Edwardsville (Kansas City)	KS	2003	100.0%	179,280	739,000	4.12	5.3	7,232,986	-0-
41	FedEx Ground Package System, Inc.	Ft. Mill (Charlotte, NC)	SC	2010	100.0%	176,939	1,415,000	8.00	5.6	15,413,307	1,041,232
42	FedEx Ground Package System, Inc.	Covington (New Orleans)	LA	2016	100.0%	175,315	1,262,000	7.20	7.3	18,410,000	11,477,932
43	FedEx Ground Package System, Inc.	Livonia (Detroit)	MI	2013	100.0%	172,005	1,194,000	6.94	4.0	13,762,030	6,606,869
44	Home Depot USA, Inc.	Montgomery (Chicago)	IL	2004	100.0%	171,200	997,000	5.82	2.3	11,298,367	-0-
45	FedEx Ground Package System, Inc.	Tampa	FL	2004	100.0%	170,779	1,624,000	9.51	8.3	19,696,227	5,533,371
46	FedEx Ground Package System, Inc.	Edinburg	TX	2011	100.0%	164,207	1,097,000	6.68	8.5	12,039,014	-0-
47	FedEx Ground Package System, Inc.	Lindale (Tyler)	TX	2015	100.0%	163,378	725,000	4.44	6.3	9,965,550	5,829,666
48	Bunzl Distribution Midcentral, Inc.	Kansas City	MO	2015	100.0%	158,417	752,000	4.75	3.5	9,651,226	6,716,065
49	FedEx Ground Package System, Inc.	Oklahoma City	OK	2012	100.0%	158,340	1,048,000	6.62	7.3	12,584,462	3,670,613
50	FedEx Ground Package System, Inc.	Waco	TX	2012	100.0%	150,710	1,078,000	7.15	7.4	12,551,368	4,381,125
51	FedEx Ground Package System, Inc.	Beltsville (Washington, DC)	MD	2001	100.0%	148,881	1,426,000	9.58	0.3	14,512,355	-0-
52	Victory Packaging, L.P.	Fayetteville	NC	1997	100.0%	148,000	502,000	3.39	2.9	5,451,629	-0-
53	FedEx Ground Package System, Inc.	El Paso	TX	2006	100.0%	144,149	1,345,000	9.33	5.5	12,431,192	-0-
54	FedEx Ground Package System, Inc.	Cocoa	FL	2008	100.0%	144,138	1,112,000	7.71	6.5	14,127,449	-0-
55	FedEx Ground Package System, Inc.	Cudahy (Milwaukee)	WI	2001	100.0%	139,564	827,000	5.93	9.3	9,382,361	-0-
56	Challenger Lifts, Inc. (Snap-On Inc.)	Louisville	KY	2016	100.0%	137,500	838,000	6.09	8.2	11,304,000	6,721,455
57	FedEx Ground Package System, Inc.	Richfield (Cleveland)	OH	2006	100.0%	131,152	1,493,000	11.38	6.5	16,435,478	-0-
58	General Electric Company	Imperial (Pittsburgh)	PA	2016	100.0%	125,860	1,321,000	10.50	7.8	19,950,000	11,585,192
59	FedEx Ground Package System, Inc.	Wheeling (Chicago)	IL	2003	100.0%	123,000	1,272,000	10.34	9.2	18,537,652	-0-
60	FedEx Ground Package System, Inc.	Altoona	PA	2014	100.0%	122,522	651,000	5.31	5.4	9,008,650	3,450,005
61	FedEx Corporation	Charleston	SC	2018	100.0%	121,683	1,315,000	10.81	14.4	21,487,206	14,029,526
62	FedEx Corporation	Mechanicsville (Richmond)	VA	2001	100.0%	112,799	541,000	4.80	5.1	7,785,011	-0-
63	FedEx Corporation	Orlando	FL	2008	100.0%	110,638	666,000	6.02	9.7	8,554,432	3,970,870
64	Bunzl Distribution Oklahoma, Inc.	Oklahoma City	OK	2017	100.0%	110,361	722,000	6.54	6.4	8,728,439	5,738,699
65	Style Crest, Inc.	Winston-Salem	NC	2002	100.0%	106,507	387,000	3.63	3.0	7,238,613	-0-

Second Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 17 of 23

Property Table

(unaudited)

										Lease
					Fiscal Year		Square	A nnual	Rent Per sf	Exp. Term in	Undepreciated		Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost		Balance
66	FedEx Ground Package System, Inc.		Cheektowaga (Buffalo)	NY	2000	100.0%	104,981	$966,000	$9.20	1.4	$10,960,823		-0-
67	FedEx Ground Package System, Inc.		West Chester Twp. (Cincinnati)	OH	1999	100.0%	103,818	543,000	5.23	5.4	5,733,686		1,689,063
68	FedEx Ground Package System, Inc.		Roanoke	VA	2013	100.0%	103,402	755,000	7.30	5.1	10,200,000		4,633,482
69	Pittsburgh Glass Works, LLC		O' Fallon (St. Louis)	MO	1994	100.0%	102,135	427,000	4.18	0.2	4,245,913		-0-
70	FedEx Ground Package System, Inc.		Green Bay	WI	2013	100.0%	99,102	468,000	4.72	5.2	6,570,000		2,800,096
71	Holland 1916 Inc.		Liberty (Kansas City)	MO	1998	100.0%	95,898	349,000	3.64	1.2	7,397,881		-0-
72	FedEx Corporation		Jacksonville	FL	1999	100.0%	95,883	518,000	5.40	1.2	6,383,328		-0-
73	FedEx Corporation		Tampa	FL	2006	100.0%	95,662	603,000	6.30	9.7	7,666,686		-0-
74	FedEx Ground Package System, Inc.		Hanahan (Charleston)	SC	2005	100.0%	91,776	675,000	7.35	0.7	7,614,653		621,616
75	National Oilwell Varco, Inc.		Houston	TX	2010	100.0%	91,295	754,000	8.26	4.5	8,163,278		2,388,059
76	FedEx Corporation		Omaha	NE	1999	100.0%	89,115	446,000	5.00	5.6	5,944,691		-0-
77	Joseph T. Ryerson and Son, Inc.		Elgin (Chicago)	IL	2002	100.0%	89,052	506,000	5.68	1.8	6,977,442		-0-
78	FedEx Ground Package System, Inc.		Huntsville	AL	2005	100.0%	88,653	605,000	6.82	8.3	6,661,819		481,485
79	Vacant	(B)	Ft. Myers	FL	2003	0.0%	87,500	-0-	na	-	5,022,297		-0-
80	CHEP USA, Inc.		Roanoke	VA	2007	100.0%	83,000	500,000	6.02	6.9	7,405,447		-0-
81	FedEx Corporation		Bedford Heights (Cleveland)	OH	2007	100.0%	82,269	408,000	4.96	0.4	6,919,836		-0-
82	RGH Enterprises, Inc. (Cardinal Health)		Halfmoon (Albany)	NY	2012	100.0%	75,000	607,000	8.09	3.7	5,525,600		-0-
83	FedEx Corporation		Schaumburg (Chicago)	IL	1997	100.0%	73,500	478,000	6.50	9.0	5,177,940		-0-
84	FedEx Corporation		Romulus (Detroit)	MI	1998	100.0%	71,933	370,000	5.14	3.2	4,673,856		-0-
85	FedEx Ground Package System, Inc.		Denver	CO	2005	100.0%	69,865	564,000	8.07	0.3	6,354,051		582,850
86	Tampa Bay Grand Prix		Tampa	FL	2005	100.0%	68,385	297,000	4.34	2.5	5,677,982		-0-
87	FedEx Ground Package System, Inc.		Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	0.5	7,204,472		894,806
88	Sherwin-Williams Company		Rockford	IL	2011	100.0%	66,387	481,000	7.25	5.8	5,551,227		-0-
89	Various Tenants at Retail Shopping Center		Somerset	NJ	1970	100.0%	64,220	807,000	12.57	na	3,072,882		-0-
90	The American Bottling Company (Dr Pepper Snapple)		Cincinnati	OH	2015	100.0%	63,840	481,000	7.53	11.5	6,750,000		-0-
91	FedEx Corporation		Chattanooga	TN	2007	100.0%	60,637	319,000	5.26	4.6	5,016,518		-0-
92	SOFIVE, Inc.		Carlstadt (New York, NY)	NJ	2001	100.0%	60,400	558,000	9.24	6.8	4,910,208		1,662,833
93	FedEx Ground Package System, Inc.		Stewartville (Rochester)	MN	2013	100.0%	60,398	372,000	6.16	5.2	5,220,000		2,243,913
94	Carrier Enterprise, LLC (United Technologies)		Richmond	VA	2004	100.0%	60,000	324,000	5.40	0.7	4,768,309		-0-
95	FedEx Ground Package System, Inc.		Augusta	GA	2005	100.0%	59,358	501,000	8.44	3.3	5,363,305		452,166
96	Kellogg Sales Company		Newington (Hartford)	CT	2001	100.0%	54,812	329,000	6.00	1.9	3,494,108		-0-
97	Siemens Real Estate		Lebanon (Cincinnati)	OH	2012	100.0%	51,130	485,000	9.49	1.1	4,452,425		-0-
98	FedEx Corporation		Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	9.4	4,356,988		-0-
99	FedEx Ground Package System, Inc.		Corpus Christi	TX	2012	100.0%	46,253	436,000	9.43	3.4	4,783,588		-0-
100	The American Bottling Company (Dr Pepper Snapple)		Tulsa	OK	2014	100.0%	46,240	262,000	5.67	5.9	3,748,031		1,749,659
101	Heartland Coca-Cola Bottling Company, LLC (Coca-Cola)		Topeka	KS	2009	100.0%	40,000	332,000	8.30	3.5	3,679,843		992,202
102	Collins Aerospace Systems (United Technologies)		Rockford	IL	2015	100.0%	38,833	364,000	9.37	9.3	5,100,000		-0-
103	Foundation Building Materials, LLC		Urbandale (Des Moines)	IA	1994	100.0%	36,270	172,000	4.74	9.8	2,284,460		-0-
104	FedEx Corporation		Richland (Jackson)	MS	1994	100.0%	36,000	120,000	3.33	6.0	1,900,691		-0-
105	FedEx Corporation		Punta Gorda	FL	2007	100.0%	34,624	284,000	8.20	9.3	4,133,510		-0-
106	FedEx Corporation		Lakeland	FL	2006	100.0%	32,105	155,000	4.83	9.7	1,982,532		-0-
107	FedEx Corporation		Augusta	GA	2006	100.0%	30,184	121,000	4.01	4.7	1,977,779		-0-
108	Graybar Electric Company		Ridgeland (Jackson)	MS	1993	100.0%	26,340	109,000	4.14	1.3	1,883,306		-0-
109	Sherwin-Williams Company		Burr Ridge (Chicago)	IL	1997	100.0%	12,500	162,000	12.96	3.6	1,692,901		-0-
	Total as of 3/31/18					99.2%	19,928,001	$116,780,000	$5.91	7.8	$1,552,452,006	(A)	$639,836,890

	Acquisitions Subsequent to 3/31/18
110	B. Braun Medical Inc.		Daytona Beach	FL	2018	100%	399,440	2,128,000	5.33	10.0
	Pro Forma Total with Acquisitions Subsequent to 3/31/18					99.2%	20,327,441	$118,908,000	$5.90	7.8

(A)	Does not include unamortized debt issuance costs of $7,785,657.
(B)	In contract to sell this vacant property.

Second Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 18 of 23

Definitions

Investors and analysts following the real estate industry utilize funds from operations (“FFO”), core funds from operations (“Core FFO”), adjusted funds from operations (“AFFO”), net operating income (“NOI”), Same Property NOI, Same Property Cash NOI, and earnings before interest, taxes, depreciation and amortization for real estate, (“EBITDAre”) & (“Adjusted EBITDA”) variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers NOI, Same Property NOI, Same Property Cash NOI, EBITDAre, Adjusted EBITDA, FFO, Core FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that is also adjusts to exclude for the effects of acquisitions costs. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as interest expense and general and administrative expenses. EBITDAre and Adjusted EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a supplemental tool to evaluate the Company’s performance. In addition, NOI, Same Property NOI, Same Property Cash NOI, EBITDAre, Adjusted EBITDA, FFO, Core FFO and AFFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value. As used herein, the Company calculates the following non-U.S. GAAP measures as follows:

FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments. NAREIT created FFO as a non-U.S. GAAP supplemental measure of REIT operating performance and is used by industry analysts and investors as a supplemental operating performance measure of a REIT.

Core FFO is calculated as FFO plus acquisition costs.

AFFO is calculated as Core FFO plus amortization of financing costs; stock compensation expense, deprecation of corporate office tenant improvements and non-recurring other expenses, less gain on sale of securities transactions; effects of non-cash U.S. GAAP straight-line rent adjustments and recurring capital expenditures. Recurring capital expenditures are defined as all capital expenditures, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal.

NOI from property operations is calculated as net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends, general & administrative expenses, acquisitions costs, depreciation, amortization of capitalized lease costs & intangible assets and interest expense, including amortization of financing costs, less dividend and interest income, gain on sale of securities transactions, and gain on sale of real estate investments. The components of NOI consist of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance and other expenses.

Same Property NOI is calculated as the NOI of all properties owned during the entire periods presented with the exclusion of any properties expanded during the periods presented.

Same Property Cash NOI is calculated as the Same Property NOI adjusted to exclude the effect of non-cash U.S. GAAP straight-line rent adjustment for the properties included in the Same Property NOI calculation.

EBITDAre, as defined by NAREIT, is net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends, interest expense, including amortization of financing costs, depreciation and amortization and plus losses and minus gains on sales of real estate investments.

Adjusted EBITDA is calculated as EBITDAre plus acquisition costs, net amortization of acquired above and below market lease revenue and plus losses and minus gains on sale of securities transactions.

FFO, Core FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI, EBITDAre and Adjusted EBITDA, do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. FFO, Core FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI, EBITDAre and Adjusted EBITDA should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. FFO, Core FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI, EBITDAre and Adjusted EBITDA, as currently calculated by the Company, may not be comparable to similarly titled, but variously calculated, measures of other REITs.

Second Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 19 of 23

FOR IMMEDIATE RELEASE	May 8, 2018

Contact: Susan Jordan

732-577-9996

MONMOUTH REAL ESTATE REPORTS RESULTS FOR

THE SECOND QUARTER ENDED MARCH 31, 2018

FREEHOLD, NJ, May 8, 2018........ Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Net Income Attributable to Common Shareholders of $7,397,000 or $0.10 per diluted share for the three months ended March 31, 2018 as compared to $4,843,000 or $0.07 per diluted share for the three months ended March 31, 2017 representing an increase per share of 43%. Core Funds from Operations (Core FFO) were $16,830,000 or $0.22 per diluted share for the three months ended March 31, 2018 as compared to $12,396,000 or $0.17 per diluted share for the three months ended March 31, 2017 representing an increase in Core FFO per share of 29%. Adjusted Funds from Operations (AFFO), for the three months ended March 31, 2018 were $16,847,000 or $0.22 per diluted share versus $12,511,000 or $0.18 per diluted share for the three months ended March 31, 2017 representing an increase in AFFO per share of 22%.

A summary of significant financial information for the three and six months ended March 31, 2018 and 2017 is as follows:

	Three Months Ended March 31,
	2018	2017
Rental Revenue	$28,610,000	$23,611,000
Reimbursement Revenue	$5,012,000	$3,697,000
Net Operating Income (NOI) (1)	$28,366,000	$23,168,000
Total Expenses	$16,921,000	$13,785,000
Dividend and Interest Income	$2,888,000	$1,439,000
Gain on Sale of Securities Transactions	$11,000	$-0-
Net Income	$11,645,000	$8,425,000
Net Income Attributable to Common Shareholders	$7,397,000	$4,843,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.10	$0.07
Core FFO (1)	$16,830,000	$12,396,000
Core FFO per Diluted Common Share (1)	$0.22	$0.17
AFFO (1)	$16,847,000	$12,511,000
AFFO per Diluted Common Share (1)	$0.22	$0.18
Dividends Declared per Common Share	$0.17	$0.16

Weighted Avg. Diluted Common Shares Outstanding	78,156,000	71,407,000

	Six Months Ended March 31,
	2018	2017
Rental Revenue	$56,302,000	$46,892,000
Reimbursement Revenue	$10,061,000	$7,598,000
Lease Termination Income	$210,000	$-0-
Net Operating Income (NOI) (1)	$55,808,000	$46,148,000
Total Expenses	$33,189,000	$27,048,000
Dividend and Interest Income	$5,752,000	$2,731,000
Gain on Sale of Securities Transactions	$111,000	$806,000
Gain on Sale of Real Estate Investments	$5,388,000	$-0-
Net Income	$29,275,000	$18,279,000
Net Income Attributable to Common Shareholders	$20,710,000	$10,999,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.27	$0.16
Core FFO (1)	$33,763,000	$26,253,000
Core FFO per Diluted Common Share (1)	$0.44	$0.37
AFFO (1)	$33,319,000	$25,450,000
AFFO per Diluted Common Share (1)	$0.43	$0.36
Dividends Declared per Common Share	$0.34	$0.32

Weighted Avg. Diluted Common Shares Outstanding	77,362,000	70,608,000

A summary of significant balance sheet information as of March 31, 2018 and September 30, 2017 is as follows:

	March 31, 2018	September 30, 2017
Net Real Estate Investments	$1,351,926,000	$1,260,856,000
Securities Available for Sale at Fair Value	$144,630,000	$123,765,000
Total Assets	$1,559,892,000	$1,443,038,000
Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$632,051,000	$591,364,000
Loans Payable	$154,342,000	$120,091,000
Total Shareholders’ Equity	$750,358,000	$712,866,000

Second Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 20 of 23

Michael P. Landy, President and CEO, commented on the results for the second quarter of fiscal 2018,

“This was another strong quarter for Monmouth and we are pleased to report continued growth across multiple fronts. During the quarter we:

●	Increased our per share AFFO to $0.22, representing a 22% increase over the prior year period

●	Increased our Net Income Attributable to Common Shareholders to $0.10 per share, representing a 43% increase over the prior year period

●	Increased our Net Operating Income (NOI) by 22% over the prior year period

●	Acquired one brand new Class A property comprising 832,000 square feet, for a cost of $57.5 million

●	Increased our gross leasable area (GLA) by 20% to 19.9 million square feet over the prior year period. Subsequent to quarter end, our GLA increased to 20.3 million square feet

●	Increased our weighted average lease maturity by 5% from 7.4 years at the end of the prior year quarter to 7.8 years at the end of the current quarter

●	Renewed six of the sixteen leases scheduled to expire in fiscal 2018. These six leases consist of 569,000 square feet and result in a 3.9% increase in GAAP rents and a 1.5% increase on a cash basis. These lease renewals have a weighted average lease term of 6.1 years

●	Reduced our weighted average interest rate on our fixed rate debt by 26 bps to 4.11% as of the current quarter end from 4.37% as of the prior year quarter end

●	Extended our weighted average debt maturity on our fixed rate debt by 8% to 11.5 years as of the current quarter end from 10.7 years as of the prior year quarter end, and

●	Subsequent to the quarter end, acquired one brand new Class A property comprising 399,000 square feet, for a cost of $30.8 million.”

Mr. Landy further stated, “Monmouth has maintained or increased its common stock dividend for 26 consecutive years. We have increased our AFFO per share by 22% over the prior year quarter and by 19% year over year for the six month period. With a very conservative 77% AFFO dividend payout ratio this quarter, we remain confident about continuing to provide our shareholders with the high-quality, reliable income streams we have delivered for over a quarter century. This quarter represented our 9th consecutive quarter with an occupancy rate of 99% or greater. At quarter end, our weighted average lease maturity increased to 7.8 years, and our weighted average debt maturity increased to 11.5 years.”

“During the quarter, we acquired a brand new 832,000 square foot industrial building for $57.5 million, leased for 10 years to Shaw Industries, a division of Berkshire Hathaway. This property is strategically well located at the Port of Savannah. With over 400 million tons in shipments last year, the recently expanded Panama Canal has been surpassing all projections. In a similar manner to building our large ecommerce exposure, we have assembled a portfolio that is very well positioned to benefit from the remaking of the global supply chain. Subsequent to quarter end, we also acquired a brand new 399,000 square foot industrial building for $30.8 million, leased for 10 years to B. Braun Medical in Daytona Beach, Florida. Through the first half of fiscal 2018, we have acquired four buildings comprising 1.7 million square feet for a total purchase price of $140.4 million.”

“Thus far in fiscal 2018, we have renewed six of the sixteen leases that were set to expire. These six lease renewals total 569,000 square feet, representing 37% of the expiring square footage. These lease renewals resulted in a 3.9% rental increase on a GAAP basis and a 1.5% increase on a cash basis. These six lease renewals have a weighted average lease term of 6.1 years. Two of the remaining sixteen properties were sold, generating substantial gains during the previous quarter. One additional property is under contract for sale and another one has been re-tenanted. We expect to have more to report on the remaining six properties during the second half of fiscal 2018.”

“The rising interest rate environment has resulted in a pronounced sell-off in REIT securities. Our securities portfolio went from $4.1 million in unrealized losses at the end of last quarter to $31.1 million in unrealized losses at the end of this quarter. Because real estate is priced simultaneously in two markets, public and private, arbitrage opportunities can present themselves. The public REIT market now represents a substantial discount to private market valuations. We are confident that this discrepancy will be resolved over time. We increased our securities holdings from $123.8 million at the end of fiscal 2017 to $144.6 million at the end of the current quarter. At quarter end, our securities portfolio represented 8.3% of our undepreciated total assets. Our dividend and interest income increased by 101% over the prior year period, from $1.4 million in the second quarter of fiscal 2017 to $2.9 million in the second quarter of fiscal 2018.”

“Our acquisition pipeline grew over the quarter and currently contains two new Class A build-to-suit industrial buildings. One is a new 363,000 square foot industrial building leased to Amazon. The second property is a new 261,000 square foot industrial building leased to FedEx Ground that is being developed in Charleston, SC. The total purchase price for these two properties is approximately $80.9 million with a weighted average lease term of 12.3 years. We anticipate closing these transactions sometime during the remainder of fiscal 2018 and the first quarter of fiscal 2019. We look forward to reporting continued progress throughout the year.”

Monmouth Real Estate Investment Corporation will host its Second Quarter FY 2018 Financial Results Webcast and Conference Call on Wednesday, May 9, 2018 at 10:00 a.m. Eastern Time. Senior management will discuss the results, current market conditions and future outlook.

The Company’s Second Quarter FY 2018 financial results being released herein will be available on the Company’s website at www.mreic.reit in the Investor Relations section, under Filings and Reports.

Second Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 21 of 23

To participate in the Webcast, select the 2Q2018 Webcast and Earnings Call “Link to Webcast” on the homepage of the Company’s website at www.mreic.reit, in the Highlights section, which is located towards the bottom of the homepage. Interested parties can also participate via conference call by calling toll free 877-510-5852 (domestically) or 412-902-4138 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Wednesday, May 9, 2018. It will be available until August 1, 2018, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10117592. A transcript of the call and the webcast replay will be available at the Company’s website on the Investor Relations homepage, www.mreic.reit.

Monmouth Real Estate Investment Corporation, founded in 1968, is one of the oldest public equity REITs in the U.S. The Company specializes in single tenant, net-leased industrial properties, subject to long-term leases, primarily to investment-grade tenants. Monmouth Real Estate is a fully-integrated and self-managed real estate company, whose property portfolio consists of 110 properties containing a total of approximately 20.3 million rentable square feet, geographically diversified across 30 states. In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1) Non-U.S. GAAP Information: FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization. We define Core FFO as FFO plus acquisition costs. We define AFFO as Core FFO excluding lease termination income, gains or losses on securities transactions, stock based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, non-recurring other expense, U.S. GAAP straight-line rent adjustments and less recurring capital expenditures. We define recurring capital expenditures as all capital expenditures, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal. We define NOI as recurring rental and reimbursement revenues less real estate and other operating expenses. FFO, Core FFO and AFFO per diluted common share are defined as FFO, Core FFO and AFFO divided by weighted average diluted common shares outstanding. FFO, Core FFO and AFFO per diluted common share, as well as NOI, should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs). FFO, Core FFO and AFFO per diluted common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis. However, other REITs may use different methodologies to calculate FFO, Core FFO and AFFO and, accordingly, our FFO, Core FFO and AFFO may not be comparable to all other REITs. The items excluded from FFO, Core FFO and AFFO per diluted common share are significant components in understanding the Company’s financial performance.

FFO, Core FFO and AFFO per diluted common share (A) do not represent cash flow from operations as defined by accounting principles generally accepted in the United States of America; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity. FFO, Core FFO and AFFO per diluted common share, as well as NOI, as calculated by the Company, may not be comparable to similarly titled measures reported by other REITs.

The following is a reconciliation of the Company’s U.S. GAAP Net Income to the Company’s FFO, Core FFO and AFFO for the three and six months ended March 31, 2018 and 2017:

	Three Months Ended		Six Months Ended
	3/31/2018	3/31/2017	3/31/2018	3/31/2017
Net Income Attributable to Common Shareholders	$7,397,000	$4,843,000	$20,710,000	$10,999,000
Plus: Depreciation Expense (excluding Corporate Office Capitalized Costs)	8,819,000	7,100,000	17,263,000	14,054,000
Plus: Amortization of Intangible Assets	397,000	241,000	741,000	509,000
Plus: Amortization of Capitalized Lease Costs	217,000	212,000	437,000	417,000
Less: (Gain) / Plus: Loss on Sale of Real Estate Investments	-0-	-0-	(5,388,000)	95,000
FFO Attributable to Common Shareholders	16,830,000	12,396,000	33,763,000	26,074,000
Plus: Acquisition Costs	-0-	-0-	-0-	179,000
Core FFO Attributable to Common Shareholders	16,830,000	12,396,000	33,763,000	26,253,000
Plus: Depreciation of Corporate Office Capitalized Costs	39,000	39,000	79,000	78,000
Plus: Stock Compensation Expense	111,000	166,000	242,000	266,000
Plus: Amortization of Financing Costs	302,000	385,000	596,000	666,000
Less: Gain on Sale of Securities Transactions	(11,000)	-0-	(111,000)	(806,000)
Less: Lease Termination Income	-0-	-0-	(210,000)	-0-
Less: Recurring Capital Expenditures	(64,000)	(188,000)	(284,000)	(377,000)
Less: Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(360,000)	(287,000)	(756,000)	(630,000)
AFFO Attributable to Common Shareholders	$16,847,000	$12,511,000	$33,319,000	$25,450,000

Second Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 22 of 23

The following are the Cash Flows provided (used) by Operating, Investing and Financing Activities for the six months ended March 31, 2018 and 2017:

	Six Months Ended
	3/31/2018	3/31/2017

Operating Activities	$42,839,000	$30,846,000
Investing Activities	(161,056,000)	(79,130,000)
Financing Activities	120,462,000	(24,513,000)

# # # # #

Second Quarter FY 2018 Supplemental of Monmouth Real Estate Investment Corp. Page 23 of 23